Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent events

Note 42. Subsequent events

OSOP Exercise

After June 30, 2026, under the Rule 10b5-1 trading plan set up by the SEALSQ Group, 45,000 options on ordinary shares were exercised.

WISeSat.Space Subscription Agreement and De-SPAC Timeline Extension

On August 6, 2026, the Group entered into a Subscription Agreement with WISeSat.Space Holdings Corp., the entity that will become the publicly listed parent of WISeSat.Space Corp. upon completion of its previously announced business combination with Columbus Acquisition Corp. (Nasdaq: COLA), under which the Group committed to purchase USD 10 million of WISeSat.Space Holdings Corp. ordinary shares in a private placement. The purchase price per share will equal the redemption price paid to Columbus Acquisition Corp.’s public shareholders who elect to redeem their shares in connection with the business combination. Based on an assumed redemption price of approximately USD 10.66 as of June 30, 2026, the commitment would result in the issuance of approximately 938,086 shares. The subscription is conditioned on, and will close concurrently with, the closing of the business combination. As of the date of this report, the Group has not advanced any funds or recognized any asset in connection with this commitment. The date for completion of the business combination is expected to be on or before October 31, 2026.